UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024 (October 30, 2024)

JOHN B. SANFILIPPO & SON, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19681	36-2419677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1703 N. RANDALL ROAD
Elgin, Illinois		60123-7820
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	JBSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On October 30, 2024, the Registrant held its Annual Meeting.

(b)	The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows (with Common Stock and Class A Common Stock stockholders voting separately):

Nominee	For	Withhold	Broker Non-Votes
Common Stock Directors and Voting Results:
Pamela Forbes Lieberman	4,404,375	3,379,120	600,335
Mercedes Romero	4,781,589	3,001,906	600,335
Ellen C. Taaffe	5,174,779	2,608,716	600,335

Class A Common Stock Directors and Voting Results:
James J. Sanfilippo	2,597,426	0	0
Jasper B. Sanfilippo, Jr.	2,597,426	0	0
Jeffrey T. Sanfilippo	2,597,426	0	0
John E. Sanfilippo	2,597,426	0	0
Lisa A. Sanfilippo	2,597,426	0	0
James A. Valentine	2,597,426	0	0
Michael J. Valentine	2,597,426	0	0

(ii) The Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm for the 2025 fiscal year was ratified by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Votes
PricewaterhouseCoopers LLP	34,260,506	93,813	3,771	0

(iii) The advisory vote on executive compensation was approved by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	33,246,429	505,419	10,204	596,038

(iv) The amendment to the Company's Restated Certificate of Incorporation to limit the liability of officers as permitted by law was approved by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Votes
Amendment to the Company's Restated Certificate of Incorporation	29,496,996	4,258,929	6,127	596,038

Item 8.01 Other Events.

On October 30, 2024, Ellen C. Taaffe was re-elected as lead independent director of the Registrant for a term of 2 years. The lead independent director has the roles and responsibilities as set forth in the Registrant’s Corporate Governance Guidelines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

Date:	October 31, 2024	By:	/s/ Frank S. Pellegrino
Frank S. Pellegrino Chief Financial Officer, Executive Vice President, Finance and Administration